UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 22, 2005

                        MainSource Financial Group, Inc.
             (Exact name of registrant as specified in its charter)

--------------------------------  -------------------- ----------------------
           Indiana                      0-12422              35-1562245
--------------------------------  -------------------- ----------------------
--------------------------------  -------------------- ----------------------
 State or Other Jurisdiction of    Commission File No.     I.R.S. Employer
 Incorporation or Organization                          Identification Number
--------------------------------  -------------------- ----------------------

                               201 North Broadway
                            Greensburg, Indiana 47240
                    (Address of principal executive offices)

                                 (812) 663-0157
                             (Registrant's Telephone
                                     Number,
                              Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 7.01.    Regulation FD Disclosure

     Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of the Company's press release issued on June 22, 2005, regarding the election of directors at the Company's 2005 annual meeting of shareholders.

Item 9.01.    Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.   Description
-----------   -----------
99.1          MainSource Financial Group, Inc.'s press release
              dated June 22, 2005.


                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      MAINSOURCE FINANCIAL GROUP, INC.

Date:    June 22, 2005                By:  /s/ James L. Saner, Sr.
                                      --------------------------------
                                      James L. Saner, Sr.
                                      President and Chief Executive Officer